                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             ENERGY VENTURES, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- - -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------



    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------


    (5) Total fee paid:

    ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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Notes:

                                                   [EVI SYMBOL]

                                                   ENERGY VENTURES, INC.

                                                   NOTICE OF 1995
                                                   ANNUAL MEETING OF
                                                   STOCKHOLDERS
                                                   AND
                                                   PROXY STATEMENT



        Annual Meeting
        --------------
          May 19, 1995
The Ritz-Carlton Hotel
       1919 Briar Oaks
  Houston, Texas 77027

                             ENERGY VENTURES, INC.
                          5 Post Oak Park, Suite 1760
                           Houston, Texas 77027-3415

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 19, 1995



  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Energy Ventures, Inc. (the "Company") will be held at The Ritz-Carlton Hotel, 1919 Briar Oaks, Houston, Texas 77027 on Friday, May 19, 1995 at 10:00 a.m., Central Daylight Savings Time, for the following purposes:

    1. To vote on the election of six directors to the Board of Directors.

    2. To consider for approval certain amendments to the Company's Non-Employee Director Stock Option Plan.

    3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

  Information with respect to the above matters is set forth in the Proxy Statement which accompanies this Notice.

  The Board of Directors has fixed the close of business on March 24, 1995, as the record date for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment or adjournments thereof. Only stockholders of record at the close of business on such record date are entitled to notice of and to vote at such meeting. The transfer books will not be closed.

  You are cordially invited to attend the meeting. However, to ensure your representation at the meeting, the Company requests that you return your signed proxy card at your earliest convenience, whether or not you plan to attend the meeting. Your proxy will be returned to you if you should be present at the meeting and should request such a return.

  PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THE ENCLOSED RETURN ENVELOPE MAY BE USED FOR THAT PURPOSE.


                                      By Order of the Board of Directors

                                      /s/ JAMES G. KILEY

April 11, 1995                        James G. Kiley, Corporate Secretary

                             ENERGY VENTURES, INC.
                          5 Post Oak Park, Suite 1760
                           Houston, Texas  77027-3415


                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 19, 1995



  The accompanying proxy is solicited by the Board of Directors of Energy Ventures, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Friday, May 19, 1995 (the "Annual Meeting"), at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting and at any adjournment or adjournments thereof. When proxies in the accompanying form are received properly executed, the shares will be voted by the persons named therein unless contrary instructions are given.

  Unless otherwise indicated, the proxy will be voted FOR the election of all nominees as directors and FOR the approval of the amendments to the Company's Non-Employee Director Stock Option Plan. The proxy will not be voted for the election as directors of any nominee if authority to do so is withheld on the proxy.

  Any stockholder of the Company has the right to revoke his proxy at any time prior to its use by submitting a written revocation to the Corporate Secretary of the Company prior to the Annual Meeting.

  Upon request, additional proxy material will be furnished without cost to brokers and other nominees to forward to the beneficial owners of shares held in their names. The Company will bear all costs of preparing, printing, assembling, delivering and mailing the Notice of Annual Meeting, Proxy Statement, Proxy and Annual Report. Copies of the Notice, Proxy Statement, Proxy and Annual Report will be first sent or given to stockholders on or about April 11, 1995. In addition to the use of the mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

  The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 24, 1995 (the "Record Date"). As of the Record Date, there were 12,754,249 shares of Common Stock, $1.00 par value ("Common Stock"), of the Company issued and outstanding. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the meeting.

  The following table sets forth certain information with respect to each person who at the Record Date was known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock.


                                         Number of Shares
   Name and Address of                  Beneficially Owned                Percent
    Beneficial Owner                as of the Record Date (1)            of Class
   -------------------              ---------------------------          ---------
GulfMark International, Inc.               2,535,572(2)                  19.89%
5 Post Oak Park, Suite 1170
Houston, Texas 77027

Lehman Brothers Holdings Inc.              1,120,000(2)                   8.78%
3 World Financial Center
New York, New York  10285

ICM Asset Management, Inc.                   680,000                      5.33%
601 W. Main Avenue, Suite 917
Spokane, WA  99201

- - --------------
(1) Unless otherwise indicated below, the persons or group listed have sole voting and investment power with respect to their shares of Common Stock, and none of such shares are deemed to be owned because the holder has the right to acquire the shares within 60 days.

(2) Lehman Brothers Holdings Inc. ("Lehman Holdings") beneficially owns 31.60% of the common stock of GulfMark International, Inc. ("GulfMark"). The beneficial ownership of Common Stock of Lehman Holdings indicated in the table above does not include any of the shares of Common Stock held by GulfMark, beneficial ownership of which is disclaimed. On May 27, 1994, Lehman Holdings acquired 1,200 shares of Common Stock. A Form 4 for this acquisition was required to be filed on June 10, 1994, but was filed on October 10, 1994.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

  The following table sets forth, as of the Record Date, the number and percentage of Common Stock beneficially owned by each of the Company's directors, each executive officer named in the Summary Compensation Table herein, and all directors and officers as a group:

                                                      Amount and Nature
                                                   of  Beneficial Ownership
                               ----------------------------------------------------------
                                                          Options
                                 Sole Voting and        Exercisable           Percent
             Name                Investment Power     Within 60 Days         Of Class
            ------            ---------------------  ----------------     --------------
Bernard J. Duroc-Danner              40,000              308,333                2.73%
John C. Coble                         2,500              135,666                1.08%
James G. Kiley                           --                   --                   *
Ghazi J. Hashem                          --               20,000                   *
Frances R. Powell                       200                3,333                   *
David J. Butters                      4,272               15,000                   *
Uriel E. Dutton                          --               15,000                   *
Eliot M. Fried                           --               15,000                   *
Robert B. Millard                        --               15,000                   *
Robert A. Rayne                          --               15,000                   *
All directors and officers as        46,972              542,332                4.62%
 a group (10 persons)

- - --------------
*  Less than 1% of the outstanding shares of Common Stock.

ELECTION OF DIRECTORS

  Six directors are to be elected at the Annual Meeting, each to hold office until the next Annual Meeting of Stockholders of the Company and until his successor shall be duly elected and qualified. The persons named in the enclosed proxy will vote the shares covered thereby in favor of the nominees listed below unless specifically instructed to the contrary. Although the management of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the proxies will be voted for a substitute to be named by the Board of Directors. All of the nominees named in the following table are now serving as directors of the Company:

                                           Year First
                                             Became
          Name             Age              Director
          -----           ----             ----------
David J. Butters            54                1984
Bernard J. Duroc-Danner     41                1988
Uriel E. Dutton             64                1986
Eliot M. Fried              62                1990
Robert B. Millard           44                1989
Robert A. Rayne             46                1987

  The nominees receiving a plurality of votes cast at the Annual Meeting will be elected as directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director and will not affect the outcome of the election of directors.

  David J. Butters is a Managing Director of Lehman Brothers ("Lehman Brothers"), an investment banking firm and division of Lehman Brothers Inc., which is a subsidiary of Lehman Brothers Holdings, Inc., where he has been employed for more than the past five years. Mr. Butters is currently Chairman of the Board of Directors of GulfMark, a director of Anangel-American Shipholdings, Ltd. and BT Shipping Ltd. and a member of the Board of Advisors of Energy International, N.V. Mr. Butters is also Chairman of the Board of Directors of the Company.

  Bernard J. Duroc-Danner joined the Company in May 1987 upon inception of the Company's strategic redeployment in the oilfield service and equipment industry. He was elected President of the Company in January 1990, and Chief Executive Officer in May 1990. In prior years, Mr. Duroc-Danner was with Arthur D. Little Inc., a management consulting firm in Cambridge, Massachusetts. Mr. Duroc-Danner holds a Ph.D. in economics from Wharton (University of Pennsylvania).

  Uriel E. Dutton has been a Partner in Fulbright & Jaworski L.L.P., a law firm, for more than the past five years.

  Eliot M. Fried is a Managing Director of Lehman Brothers, where he has been employed for more than the past five years. He is Co-Chairman of the firm-wide Investment Committee and a member of the Investment Banking Commitment Committee of Lehman Brothers. Mr. Fried is a director of American Marketing Industries, Inc., Bridgeport Machines, Inc., Lear Seating Corporation, Sun Distributors L.P., Walter Industries, Inc. and Vernitron Corporation.

  Robert B. Millard is a Managing Director of Lehman Brothers, where he has been employed for more than the past five years. Mr. Millard is also a director of GulfMark.

  Robert A. Rayne has been an Executive Director of London Merchant Securities plc (property investment and development with major investments in leisure enterprises), a United Kingdom listed public limited company, for more than the past five years.

COMMITTEES AND MEETINGS OF DIRECTORS

  Pursuant to the Company's By-laws, the Board of Directors has established several committees, including an Audit Committee, a Compensation Committee, an Executive Committee and a Nominating Committee. During the year ended December 31, 1994, the Board of Directors met five times, the Audit Committee met two times and the Compensation Committee met one time. The Executive Committee and the Nominating Committee did not meet. Except for Mr. Rayne and Mr. Millard, each of whom attended 71% of the Board meetings and Committee meetings of which he was a member during 1994, each director attended all of the Board meetings and Committee meetings of which he was a member during 1994.

  Messrs. Butters, Dutton and Rayne are the current members of the Audit Committee. The Audit Committee recommends to the Board the selection and discharge of the Company's independent auditors, reviews the professional services performed by the auditors, the plan and results of their auditing engagement and the amount of fees charged for audit services by the auditors, and evaluates the Company's system of internal accounting controls.

  Messrs. Butters, Dutton and Millard are the current members of the Compensation Committee. The Compensation Committee recommends to the Board the compensation to be paid to the Company's directors, officers and key employees and administers the compensation plans for the Company's executive offices.

  Messrs. Butters, Dutton and Millard are the current members of the Executive Committee, which acts on behalf of the Board between regularly scheduled meetings of the Board of Directors.

  Messrs. Butters and Millard are the current members of the Nominating Committee, which is empowered to propose to the Board of Directors the slate of director nominees to be voted by the stockholders of the Company. The Committee will consider nominees for election at the next annual meeting of stockholders who are recommended by stockholders provided any such recommendation is in writing and has been received by the Chairman of the Nominating Committee at the Company's executive offices prior to December 15, 1995.

DIRECTOR COMPENSATION

  Each non-employee director of the Company is paid $1,000 for each meeting of the Board of Directors and $500 for each committee meeting of the Board of Directors he attends. In addition, each non-employee director of the Company is paid a retainer of $2,000 for each quarter of the year in which such director serves as a director. Mr. Butters receives an additional retainer of $6,250 per month for serving as Chairman of the Board. Total compensation paid to the non-employee directors for 1994, including director fees and retainers but excluding deferred compensation, was $82,325 for Mr. Butters, $12,950 for Mr. Dutton, $12,025 for Mr. Fried, $11,500 for Mr. Millard and $11,100 for Mr. Rayne.

  The Company maintains a deferred compensation plan for its non-employee directors (the "Non-Employee Director Plan") that is intended to provide additional long-term incentive to the directors. Under the Non-Employee Director Plan, each non-employee director may elect to defer up to 7 1/2% of any retainer, meeting, committee or other similar fee or compensation to which the non-employee director is entitled for services performed for the Company. Each election by a non-employee director to defer compensation is irrevocable and must state the date on which distributions under the Non-Employee Director Plan are to be made, which date may not be less than one year after the effective date of the election. Deferred compensation under the Non-Employee Director Plan is credited to an account for the director. In the event the director elects to defer at least 5% of his compensation under the Non-Employee Director Plan, the Company will make an additional allocation to the director's account equal to the sum of (i) 7 1/2% of the director's compensation and (ii) a percentage of the director's compensation equal to the percentage deferred by the director.

  All amounts credited to the account of a director are converted into non-monetary units equal to the number of whole shares of Common Stock that could have been purchased by the amounts credited to the account at the market price of the Common Stock as of the last day of the calendar month in which the amounts are credited. The amount of funds to be paid to a director at the time of payment will be determined by multiplying the number of units credited to the director's account at such time multiplied by the market price of the Common Stock on the last business day of the month preceding the date the distribution is to commence. Distributions under the Non-Employee Director Plan commence as of the first day of the calendar quarter coincident with or following the date specified by the director in his election to defer compensation and may be either in the form of a lump sum or in quarterly installments not to exceed ten years. In the event a director elects to receive deferred compensation through installments, the unpaid amounts will accrue interest on a quarterly basis at a rate equal to an announced prime rate. No distribution may be made to a director with respect to units relating to amounts deferred and additional credits made by the Company within six months prior to the proposed date of distribution except where the distribution follows the director's death or termination of service as a director. In such case, the director will be entitled to receive a distribution in an amount equal to the compensation deferred during such six-month period plus interest. During 1994, $20,025, $3,150, $2,925, and $2,700 were credited under the Non-Employee Director Plan as deferrals and Company contributions to the accounts of Messrs. Butters, Dutton, Fried and Rayne, respectively, with total units allocated to their respective accounts of 1,481, 241, 222 and 209.

  As described in more detail below, the Company also maintains a stock option plan for the benefit of its non-employee directors. During 1994, 5,000 options were granted to each non-employee director, subject to shareholder approval of the amendments to the plan, and no options were exercised under the plan.

AMENDMENTS TO NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

  On May 12, 1994, the Board of Directors of the Company approved, subject to stockholder approval, various amendments to the Company's Non-Employee Director Stock Option Plan (the "Director Plan") so as to provide for annual grants of options to purchase 5,000 shares of Common Stock to non-employee directors in lieu of the Company's prior policy of making a one time grant of options to purchase 15,000 shares of Common Stock with a vesting period over three years. The amendments also increase the number of shares reserved for the Plan from 300,000 to 500,000, extend the termination of the Director Plan from 2001 to 2004, provide the Company with the option to withhold shares of Common Stock to satisfy withholding tax liability, clarify the term "retirement" for purposes of the Director Plan and make various other clarifying and conforming changes.

  The amendments are intended to further the interest of the Company's stockholders by providing directors with a greater ownership interest in the Company through annual grants of options as part of their compensation package. The use of options in lieu of other forms of cash compensation is intended to closer align the interest of the directors with those of stockholders.

  The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required for approval of the proposal to amend the Director Plan. Abstentions will not be treated as either a vote for or against a proposal, but will have the same effect as a vote against the proposal.

  The Board of Directors believes that the proposed amendments to the Director Plan are in the interest of the Company and recommends that the stockholders approve the proposed amendments. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENTS.

SUMMARY OF AMENDMENTS

  The Director Plan currently provides for the granting of options to purchase an aggregate of 300,000 shares of Common Stock, subject to adjustments for changes in capitalization. Each non-employee director of the Company as of the date the plan was initially adopted and any subsequent non-employee director as of the date he or she is first elected as a director of the Company is currently granted a ten-year option to purchase 15,000 shares of Common Stock at a purchase price per share of Common Stock equal to the fair market value of the Common Stock as of the date of grant. Upon the receipt by a non-employee director of an option pursuant to the Director Plan, such non-employee director currently is no longer eligible to receive an option under the plan. If the proposed amendments to the Director Plan are not approved by the stockholders of the Company, no options may be granted under the plan after March 6, 2001. If the proposed amendments are adopted by the stockholders, no options may be granted under the plan after the tenth anniversary of the approval of the plan by the stockholders. Options granted under the Director Plan are currently subject to three-year vesting in one-third increments and are subject to early termination within a specified period following an event of death, disability or retirement, resignation or termination from the Board of Directors of the Company.

  The description of the Director Plan as proposed to be amended is set forth below. The proposed Amended and Restated Non-Employee Director Stock Option Plan is attached hereto as Exhibit A. The summary of the Director Plan and the proposed amendments thereto set forth herein are qualified in their entirety by reference to the complete text of the plan set forth in Exhibit A.

SHARES AND EXERCISE PRICE

  The number of shares of Common Stock issuable upon the exercise of options under the Director Plan is currently 300,000, subject to adjustment for certain antidilution events described in the plan. As amended, the number of shares of Common Stock issuable upon the exercise of options under the plan will be 500,000.

  Each option granted under the Director Plan is exercisable at a purchase price per share of Common Stock equal to the fair market value of the Common Stock as of the date of grant. For purposes of the Director Plan, the "fair market value" of a share of stock as of any particular date shall mean the closing sale price of a share of Common Stock on that date as reported by the principal national securities exchange on which the Common Stock is listed, if the Common Stock is then listed on a national securities exchange, or, if the Common Stock is not so listed, the average of the bid and asked price of a share of Common Stock on that date as reported in the NASDAQ system. If no such closing price or quotes are so reported on that date or if, in the discretion of the committee of the Board of Directors administering the Director Plan, another means of determining the fair market value of a share of stock at such date shall be necessary or advisable, such committee may provide another means for determining such fair market value. The Common Stock is currently listed on the New York Stock Exchange.

  The Director Plan currently provides for the satisfaction of any withholding obligation on the part of the Company with respect to an optionee at the request of an optionee. The amendments to the Director Plan will provide that such withholding obligation can be made at the Company's sole option.

GRANT OF OPTIONS AND VESTING

  Under the current Director Plan, each non-employee director was granted an option to purchase 15,000 shares of Common Stock as of March 6, 1991. Each director was no longer eligible to receive an option after such initial grant. The amendments to the Director Plan grant an option to purchase 5,000 shares of Common Stock to each director as of May 12, 1994. In addition, each director is to be granted an option to purchase 5,000 shares as of each date he is thereafter first elected or is reelected as a director of the Company.

  The Director Plan currently provides for a three-year vesting period for shares subject to each option, with one-third of the shares subject to the option exercisable on each of the first, second and third anniversaries of the date of the grant of the option. The amendments to the Director Plan provide that each option shall not be exercisable for a period of one year from the date of grant, but will be fully exercisable following such one-year anniversary. Notwithstanding the foregoing, the amendments to the Director Plan provide that no option granted by virtue of the amendments to the plan shall be exercisable for a period of six months following stockholder approval of such amendments.

TERM

  Options granted to non-employee directors under the Director Plan are exercisable for a term of ten years from the date of grant, subject to early termination within a specified period following an event of death, disability or retirement, resignation or termination from the Board of Directors of the Company. This period is one year in the case of retirement. The Company does not currently have a formal retirement policy for directors for the Director Plan. The amendments to the Director Plan defines retirement to be the termination of service following five years of service on the Board of Directors.

TRANSFER RESTRICTIONS

  Options granted under the Director Plan are not transferrable by the optionee other than by will or under the laws of descent and distribution, and are exercisable during his lifetime only by the non-employee director.

ADMINISTRATION OF PLAN

  The amendments to the Director Plan are intended to satisfy the formula provisions for plans under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The Director Plan is administered by a committee of the Board of Directors, the members of which consist solely of directors who are employees of the Company. Currently, the sole member of such committee is Bernard J. Duroc-Danner.

NEW PLAN BENEFITS

  Subject to stockholder approval at the Annual Meeting, each non-employee director of the Company was granted on May 12, 1994, an option to purchase 5,000 shares of Common Stock at an exercise price of $13.75 per share, the market price of such stock on such date. Such options will become execisable six months following the date of stockholder approval and will expire on May 12, 2004. The market price of the Common Stock as reported by the New York Stock Exchange on March 31, 1995, was $13.125 per share.

TAX CONSEQUENCES

  The amendments to the Director Plan will not be a taxable event for either the Company or any holder of options under the plan. The holder of options granted under the Director Plan should recognize ordinary income on the date of exercise of the options equal to the difference between the fair market value on that date of the shares acquired and the exercise price. The tax basis of these shares for purpose of a subsequent sale includes the exercise price paid and the ordinary income reported on exercise of the option. The income reportable on exercise of the option will be subject to any applicable federal and state income and employment tax withholding. The Company will be entitled to a deduction equal to the compensation attributable to the exercise of the options granted under the Director Plan.

EXECUTIVE OFFICERS

  In addition to Mr. Duroc-Danner, who is also a director of the Company, the following persons are executive officers of the Company, each of whom serves at the discretion of the Board of Directors:

       Name                                Position                        Age
       -----                               ---------                       ---
John C. Coble        Executive Vice President and Chief Operating Officer   52
Ghazi J. Hashem      Senior Vice President, Technical Operations            60
James G. Kiley       Vice President-Finance, Treasurer and Secretary        38
Frances R. Powell    Vice President-Accounting and Controller               40

  John C. Coble has served as Chief Operating Officer of the Company since December 1991 and Executive Vice President since April 1990. Mr. Coble served as Vice President of the Company from August 1989 to April 1990. He also served as Chief Operating Officer of a wholly owned subsidiary of the Company, Grant TFW Inc. ("Grant"), from November 1989 until April 1990, and served as Chief Financial Officer of Grant for more than five years prior to August 1989.

  Ghazi J. Hashem was elected Senior Vice President, Technical Operations of the Company in May 1994 and Vice President-Technical Operations in November 1992. Mr. Hashem previously served as Chairman of the Board of Grant from May 1992 to November 1992 and as President of Grant from April 1984 to May 1992.

  James G. Kiley joined the Company in May 1994 and has served as Vice President-Finance, Treasurer and Secretary of the Company since that time. From April 1991 to April 1994, Mr. Kiley served as Treasurer of Baroid Corporation, a provider of oilfield services. Prior to his position at Baroid, Mr. Kiley held various positions, including Assistant Treasurer, at NL Industries, Inc., a manufacturer of titanium dioxide pigments and specialty chemicals.

  Frances R. Powell was elected Vice President-Accounting of the Company in May 1994, Controller in November 1991 and has been employed by the Company since 1990. Ms. Powell was employed with GulfMark from 1986 to 1990, where she served as Controller from 1988 to 1990.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors of Energy Ventures, Inc. (the "Committee") is pleased to present this report on the compensation policies of the Company for its executive officers. This report sets forth the major components of executive compensation and the basis by which 1994 compensation determinations were made by the Committee with respect to the executive officers of the Company, including the executive officers who are named in the compensation tables.

COMPENSATION POLICY AND GUIDELINES

  The Company's compensation policy and practices are intended to provide a competitive compensation package designed to attract and retain key executive officers and to offer compensation programs that align executive remuneration levels both with the interests of stockholders and with overall Company performance. The Company's executive compensation program includes a combination of reasonable but competitive base salaries and various long and short-term incentive programs linked to the financial and stock performance of the Company. The Committee's decisions take into account the cyclical nature of the industry and the Company's progress toward achieving strategic objectives.

COMPENSATION PROGRAM COMPONENTS

  The compensation programs of the Company are generally administered by or under the direction of the Committee and are reviewed on an annual basis to ensure that remuneration levels and benefits are competitive and reasonable in light of the overall performance of the Company. The Committee reviews and recommends the specific base and bonus compensation of the Company's President and Chief Executive Officer and Executive Vice President and Chief Operating Officer (the "Principal Executives"). The Committee has delegated to the Company's Chief Executive Officer the authority to review and adjust the base and cash bonus compensation for the Company's other executive officers. Decisions with regard to the granting of stock options and other long-term incentive plans are made by the Committee after consideration of the Company's results and discussion with and recommendations from the Company's Chief Executive Officer as to the executive officers under his supervision. The particular elements of the compensation programs for the Principal Executives and other executive officers are explained in more detail below.

  Base Salary - Base salary levels are primarily determined by comparisons with companies in the same industry and of similar size and complexity as the Company, including a number of companies in the Dow Jones Oilfield Equipment and Services Index in the performance graph set forth herein. Salary levels are based on individual performance and market comparisons. In 1994, in addition to the increase in compensation for Mr. Duroc-Danner described below, Mr. Coble received an increase in his base salary to $180,000 based on the recommendation of the Chief Executive Officer and a review of salaries of similarly situated officers at other oilfield service companies, including certain of the companies included in the Dow Jones Oilfield Equipment and Services Index in the performance graph set forth herein. Adjustments were made during 1994 to the compensation of two of the

Company's three other executive officers based on various factors, including their individual scope of responsibility, tenure, and overall performance. The Committee believes that base salary levels for the Company's executive officers are competitive within a range that is considered to be reasonable and necessary.

  Annual Performance Compensation - Annual performance compensation is provided to the Company's executive officers in the form of cash and non-cash bonuses relating to financial and operational achievements. The amount and form of such bonuses is determined by the Committee in the case of the Principal Executives and by the Chief Executive Officer in the case of the Company's other executive officers, subject to approval of the Committee as to grants of stock options or other non-cash bonuses. The decision to award an annual bonus is based primarily upon a subjective analysis of the executive officer's job performance and the specific accomplishments of the executive officer during the preceding twelve month period. Although the financial results of the Company are expressly considered in connection with the decision to award an annual bonus, no specific thresholds relating to financial performance criteria are established. Rather, the decision to grant an annual bonus is based upon the financial results of the Company in light of its internally projected results and the results of its peers, market conditions and operational achievements that are expected to affect earnings in the future. The decision making process for the granting of bonuses has typically occurred in May of each year following the annual meeting of stockholders and involves the consideration of the prior year's results as well as achievements and results through such time. Accordingly, no decision has been made with respect to bonuses that may be paid in 1995. During 1994, cash bonuses to executive officers were kept at a minimum and were based on various objective and subjective accomplishments by them that the Committee considered benefitted the overall performance of the Company in 1993 and the first part of 1994.

  Deferred Compensation Plan - The Company maintains an executive deferred compensation plan adopted in 1992 that provides the Company's key employees with long-term incentive compensation through benefits that are directly linked to future increases in the value of the Common Stock and that may only be realized upon the employee's retirement, termination or death. Under this plan, eligible employees receive a tax deferred contribution under the plan equal to 7 1/2% of their annual compensation through a credit to an account that is converted into non-monetary units representing the number of shares of Common Stock that the contributed funds could purchase in the market at the time of the contribution. In addition, in an effort to provide incentive to the participants to invest in the equity of the Company a portion of the compensation that they would otherwise receive from the Company, the participating employees are offered the opportunity to defer up to 7 1/2% of their compensation to their account under the plan, in which case the Company will make a matching contribution equal to the amount of the deferral by the employee. The Principal Executives and other executive officers have all elected to defer 7 1/2% of their compensation under the plan. The plan provides for a five year vesting period with respect to the Company's contributions and the ultimate value of benefits under the plan to the participant are wholly dependent upon the price of the Common Stock at the time the employee retires, terminates his employment or dies. The Committee believes that this plan provides an important incentive to management and serves the purpose of aligning management's interest with those of the Company's stockholders.

  Stock Option Program - The Committee also believes that the use of stock options provides incentive to its executive officers for working toward the long-term growth of the Company by providing them with a benefit that will increase only to the extent that the value of the Common Stock increases. Accordingly, the Committee from time to time grants to the Company's executive officers options to purchase shares of Common Stock. The number of shares granted is determined based on the level and contribution of the employee and generally takes into account stock ownership and other options held by the employee. Stock options are generally subject to vesting over a number of years and have exercise prices equal to the market price of the Common Stock at the date of grant. The Committee believes that the number of stock options granted to executive officers is consistent with industry standards.

DISCUSSION OF 1994 COMPENSATION FOR THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

  In fixing the compensation of Mr. Duroc-Danner for 1994, the Committee determined that it would be appropriate to increase Mr. Duroc-Danner's base compensation to $260,000 and award him a bonus of $40,000 in recognition of his significant contributions to the success of the Company's development. The increase in Mr. Duroc-Danner's base salary was intended to make his compensation more competitive with those of similar officers in competing companies, including a number of companies included in the Dow Jones Oilfield Equipment and Services Index in the performance graph set forth herein, and reflected the absence of any increases in Mr. Duroc-Danner's base salary since 1991. During 1994, options to purchase 25,000 shares of Common Stock were granted to him. In reviewing Mr. Duroc-Danner's compensation for 1994, the Committee took into consideration the substantial success which the Company has achieved under Mr. Duroc-Danner's guidance and specifically the

Company's continued expansion through strategic acquisitions and internal development in spite of declining markets. No single factor was considered determinative in this decision.

COMPENSATION DEDUCTION LIMITATION

  Section 162(m) of the Internal Revenue Code of 1986, as amended, currently imposes a $1 million limitation on the deductibility of certain compensation paid to the Company's five highest paid executives. Excluded from the limitation is compensation that is "performance based". For compensation to be performance based, it must meet certain criteria, including being based on predetermined objective standards approved by the stockholders of the Company. The Company believes that compensation relating to options granted under its option plan should be excluded from the $1 million limitation. The Committee believes that maintaining the discretion to evaluate the performance of the Company's management is an important part of its responsibilities and benefits the Company's stockholders. The Committee intends to take into account the potential application of Section 162(m) with respect to incentive compensation awards and other compensation decisions made by it in the future. The Committee does not currently anticipate that Section 162(m) will limit the deductibility of any compensation paid by the Company to its executive officers during 1995.

SUMMARY

  The Committee continues to believe that the Company's executive compensation program is consistent with the compensation programs provided by other companies which are comparable in size and complexity to the Company and with which the Company competes, including many of the companies in the Dow Jones Oilfield Equipment and Services Index in the performance graph set forth herein. The Committee believes that the Company's compensation program is necessary and appropriate to retain the services of officers and employees who are essential to the continued success and development of the Company and to compensate those officers and employees for their efforts and achievements. The Committee believes that compensation paid under the annual performance plan will be appropriately related to corporate and individual performance, yielding awards that are reflective of the annual financial and operational results of the Company. The Committee also believes that the Company's deferred compensation plan and stock option program provide significant incentives to participants to enhance stockholder value by providing financial opportunities to them that are consistent with and dependent upon the returns that are generated on behalf of the Company's stockholders.

                             COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

                                David J. Butters
                               Robert B. Millard
                                Uriel E. Dutton


COMPENSATION COMMITTEE INTERLOCKS

  Messrs. Butters, Dutton and Millard are the current members of the Compensation Committee of the Board of Directors of the Company.

  Mr. Dutton, a director of the Company, is a Partner of Fulbright & Jaworski L.L.P., a law firm that the Company retained during 1994 with respect to various legal matters and proposes to retain in 1995. Fulbright & Jaworski L.L.P. received customary compensation in connection with its services to the Company.

  Messrs. Butters and Millard, directors of the Company, are employed by Lehman Brothers. During 1994, Lehman Brothers received customary compensation for services rendered in connection with a private placement of $120,000,000 of the Company's Senior Notes. In connection with this transaction, the Company agreed to file and maintain certain registration statements necessary to permit the resale of notes acquired by Lehman Brothers and to allow Lehman Brothers to act as a market marker in the notes.

EXECUTIVE COMPENSATION

  The aggregate compensation paid for the years ended December 31, 1994, 1993 and 1992 to Mr. Duroc-Danner, the Company's Chief Executive Officer, and the three most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 (hereafter referred to as the "named executive officers") during the year ended December 31, 1994 was as follows:

                                                     SUMMARY COMPENSATION TABLE
                                                                                           Long-Term
                                                      Annual Compensation                 Compensation
                                       ----------------------------------------------    ---------------
                                                                                            Securities
           Name                                                       Other Annual          Underlying      All Other
            and                                                          Compen-             Options          Compen-
    Principal Position       Year      Salary(1)       Bonus(1)        sation(2)(3)         (shares)         sation(4)
   -------------------       ----      ---------      ---------       --------------     ---------------   -------------
Bernard J. Duroc-Danner      1994      $256,250         $40,000          $28,463             25,000          $7,007
President                    1993       238,501          40,000           20,308                 --           6,150
Chief Executive Officer      1992       222,402              --           11,723            200,000           1,025

John C. Coble                1994      $176,250         $30,000          $20,363             17,000          $4,924
Executive Vice President     1993       166,667          30,000           15,398             50,000           4,602
Chief Operating Officer      1992       157,000          27,500(5)         8,886             25,000             767

Ghazi J. Hashem              1994      $132,813         $25,000          $11,363                 --          $2,892
Senior Vice President,       1993       125,000              --            6,347                 --           2,355
Technical Operations         1992       126,443              --            1,786                 --             392

Frances R. Powell            1994      $ 99,375         $20,000          $12,069             10,000          $2,625
Vice President, Accounting   1993        72,301          10,000            6,765                 --           2,072
Controller                   1992        73,750          10,000            4,609                 --             345

- - -------------
(1) Salary and bonus compensation include amounts deferred by the named executive officer pursuant to the Energy Ventures, Inc. Executive Deferred Compensation Stock Ownership Plan (the "Executive Deferred Plan") described in Note 4 below. For purposes of the Executive Deferred Plan, the compensation of a participant will be the participant's total cash compensation as reported on his or her Form W-2 for the calendar year plus all amounts deferred under the Executive Deferred Plan and any eligible cash or deferred arrangement under Section 401(k) of the Internal Revenue Code, of 1986, as amended. A participant may elect a percentage (not less than 1% nor more than 7 1/2%) of his or her compensation to be deferred under the Executive Deferred Plan for the following calendar year. Once an election has been made as to the percentage to be deferred, the election is irrevocable for the subsequent Plan year.

(2) Other Annual Compensation includes (i) the vested portion of the amount accrued by the Company under the Executive Deferred Plan for the basic benefit of each participant equal to 7 1/2% of the participant's compensation for each calendar year, plus (ii) the vested portion of matching contribution under the Executive Deferred Plan provided by the Company to each participant who elects to defer a portion of his or her compensation in an amount equal to 100% of the amount deferred by the participant. The Company's 7 1/2% accrual under the Executive Deferred Plan and any matching accruals made with respect to deferrals by participants, vest generally over a five-year period on the basis of 20% per year for each year of service by the participant with the Company or its subsidiaries after the later of January 1, 1992 or the date one became a participant in the Executive Deferred Plan, subject to 100% vesting upon the participant's retirement, death or disability while in the employment of the Company or a subsidiary, except under certain circumstances.

    Under the Executive Deferred Plan, the compensation deferred by the employee and the matching contributions provided by the Company are converted into non-monetary units equal to the number of whole shares of Common Stock that could have been purchased by the amounts credited to the account at a market based price. Distributions are made to participants under the Executive Deferred Plan following the time the employee retires, terminates his employment or dies. The amount of the distribution under the Executive Deferred Plan is based on the number of vested units in the employee's account at such time multiplied by the market price of the Common Stock at that time. Distributions under the Executive Deferred Plan may, at the election of the Company, be made in cash, stock, or combination thereof. It is the current intention of the Company that all distributions be made in the form of shares of Common Stock. The obligations of the Company with respect to the Executive Deferred Plan are unfunded. However, the Company has established a grantor trust that is subject to the claims of creditors of the Company to which funds are deposited with an independent trustee that purchases shares of Common Stock for the Executive Deferred Plan. As of December 31, 1994, Messrs. Duroc-Danner, Coble and Hashem and Ms. Powell had 11,967, 8,436, 4,167 and 4,274 units allocated to their respective accounts.

    Other Annual Compensation also includes the vested portion of the Company's matching contribution and any refunds made pursuant to the Company's 401(k) savings plan ("Savings Plan"). Matching contributions made by the Company during 1994 for Messrs. Duroc-Danner, Coble and Hashem and Ms. Powell were $1,800, $1,800, $1,774 and $1,325 respectively. All full-time employees who have at least six months of service are eligible to participate. The Savings Plan provides for all participating employees a 20% non-discretionary matching contribution plus a discretionary matching contribution in an amount determined by the Company from time to time. The Company's contributions have a five year vesting based on years of service. The named executive officers are fully vested.

(3) Excludes perquisites and other benefits because the aggregate amount of such compensation was the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

(4) All Other Compensation includes the total premiums paid on a life insurance policy provided by the Company for the benefit of the named executive officer.

(5) On June 1, 1992, the Company granted to Mr. Coble 2,500 unregistered shares of Common Stock of the Company. For purposes of the above table only, such shares have been valued at $11.00 per share, the market price of the Common Stock as of the date of grant.

PERFORMANCE GRAPH

  The following performance graph sets forth the yearly cumulative return on the Company's Common Stock to the Dow Jones Equity Market Index and the Dow Jones Oilfield Equipment and Services Index (which consists of Baker Hughes Inc., Dresser Industries, Inc., Energy Service Company, Inc., Global Marine Inc., Halliburton Company, Helmerich & Payne Inc., McDermott International, Inc., Nabors Industries, Inc., Parker Drilling Company, Rowan Companies, Inc., Schlumberger Limited and Western Atlas Inc.) since 1988, the year in which the Company's operations began to substantially expand. The graph assumes (i) the reinvestment of dividends, if any, and (ii) the value of the investment in the Company's Common Stock and each index to have been $100 at December 31, 1989.

              COMPARISON OF SEVEN YEAR CUMULATIVE TOTAL RETURN
   AMONG ENERGY VENTURES, INC., DOW JONES EQUITY MARKET INDEX AND DOW JONES
                      OILFIELD EQUIPMENT & SERVICE INDEX
                        FISCAL YEAR ENDING DECEMBER 31

                             [GRAPH APPEARS HERE]

                                 1988   1989    1990    1991   1992   1993   1994
                               ------- ------  ------  ------  ----- ----- -------
Energy Ventures, Inc.              4    100     136     129      79    97     94
Dow Jones Equity Market Index     76    100      96     127     138   152    153
Dow Jones Oilfield & Equipment
  Service                         62    100     109      99      98   109     99

EMPLOYEE STOCK OPTION PLANS

  The Company currently has two stock option plans for the benefit of its employees, the 1981 Employee Stock Option Plan (the "1981 Plan") and the 1992 Employee Stock Option Plan (the "1992 Plan"). There are currently outstanding options to purchase 237,736 shares of Common Stock under the 1981 Plan and no further options may be granted under this plan. The 1992 Plan provides for the grant of options to purchase up to 600,000 shares of Common Stock to key employees. These options may be either incentive stock option or nonstatutory stock options. There are currently 203,000 shares of Common Stock available for future grants of options under the 1992 Plan. No options may be granted under the 1992 Plan after March 19, 2002.

  The 1981 Plan and 1992 Plan are administered by the Compensation Committee of the Board of Directors of the Company, which consists of three members of the Board of Directors who are neither employees of the Company nor eligible to participate in either the 1981 Plan or the 1992 Plan. Each option granted under the 1981 Plan and 1992 Plan may be exercised from time to time with respect to the number of shares of Common Stock as to which it is then exercisable in accordance with the terms of the 1981 Plan and 1992 Plan, respectively, and an option agreement setting forth the specific terms thereof.

  The price at which shares of Common Stock may be purchased upon the exercise of an option is determined by the Committee at the time the option is granted. The purchase price per share under the 1981 Plan may not be less than the greater of (i) 50% of the fair market value as determined by the Committee of the Common Stock and (ii) the par value of share of Common Stock. The purchase price per share under the 1992 Plan may not be less than the fair market value of the shares of Common Stock on the date the option is granted.

  The following table shows, as to the named executive officers, the options granted pursuant to the 1992 Plan during the year ended December 31, 1994:



                                                OPTIONS GRANTED IN LAST FISCAL YEAR

                                    Number of        % of Total
                                   Securities         Options
                                   Underlying        Granted to                                             Grant Date
                                 Options Granted      Employees       Exercise Price       Expiration         Present
           Name                     (Shares)           in 1994         (Per Share)           Date            Value(1)
          ------                 ---------------     ----------       ---------------      ----------      ------------
Bernard J. Duroc-Danner             25,000(2)            48%             $13.75            5/12/2004         $108,250
John C. Coble                       17,000(2)            33%             $13.75            5/12/2004         $ 73,610
Ghazi J. Hashem                            --            --                  --                   --               --
Frances R. Powell                   10,000(2)            19%             $13.75            5/12/2004         $ 43,300

- - -------------
(1) Based upon Black-Scholes option valuation model. The calculation assumes volatility of 0.27, a risk free rate of 6.89%, a ten year option term, and option grants at $13.75 per share. The actual value, if any, which may be realized with respect to any option will depend on the amount, if any, by which the stock price exceeds the exercise price on the date the option is exercised. Thus, such valuation may not be a reliable indication as to value and there is no assurance the value realized will be at or near the value estimated by the Black-Scholes model.

(2) Stock options granted on May 12, 1994 under the Company's 1992 Plan. Options become fully exercisable on May 12, 1997.

   The following table shows, as to the named executive officers, the aggregate option exercises during 1994 and the values of unexercised options as of December 31, 1994:

            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND DECEMBER 31, 1994 OPTION VALUES

                                                                 Number of Securities
                                                                      Underlying                        Value of Unexercised
                                                                  Unexercised Options                   In-The-Money Options
                                                                 at December 31, 1994                  at December 31, 1994(1)
                                                              ---------------------------------    -------------------------------
                             Shares Acquired
                               on Exercise          Value        Exercisable     Unexercisable
           Name                  (Number)          Realized       (Shares)         (Shares)         Exercisable     Unexercisable
         -------             ---------------      ---------   ----------------   -------------     --------------   --------------
Bernard J. Duroc-Danner             --                N/A         233,332           91,668            $366,663        $183,337
John C. Coble                       --                N/A         111,666           65,334            $126,666        $  8,334
Ghazi J. Hashem                     --                N/A          20,000               --                  --              --
Frances R. Powell                   --                N/A              --           10,000                  --              --

- - --------------
(1) Value based on difference in market value of Common Stock on December 31, 1994, and exercise price. The actual value, if any, of the unexercised options will be dependent upon the market price of the Common Stock at the time of exercise. The value of unexercisable options has not been discounted to reflect present value.

INDEPENDENT PUBLIC ACCOUNTANTS

  The firm of Arthur Andersen LLP, independent public accountants, served as the Company's auditors for the fiscal year ending December 31, 1994, and has served as the Company's auditors since its inception in 1972. A representative of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions and will be afforded an opportunity to make a statement if he or she so desires.

PROPOSALS BY STOCKHOLDERS

  Any stockholder wishing to present a proposal for consideration at the next Annual Meeting of Stockholders, anticipated to be held in May 1996, must submit the proposal in sufficient time so that it may be received by the Company at its principal executive offices at the address set forth on the cover of this Proxy Statement on or before December 20, 1995, in order to be included in the proxy statement and form of proxy relating to that meeting. Such proposal must also comply with the requirements as to form and substance established by applicable laws and regulations in order to be included in the proxy statement.

OTHER BUSINESS

  The Company's management knows of no other business that will be brought before the meeting. If, however, any other matters are properly presented, it is the intention of the persons named in the accompanying form of proxy to vote the shares covered thereby as in their discretion they may deem advisable.

                                          By Order of the Board of Directors

                                          /s/ JAMES G. KILEY,
Houston, Texas
April 11, 1995                            James G. Kiley, Corporate Secretary

                             ENERGY VENTURES, INC.
                             AMENDED AND RESTATED
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     1. Purpose. This Amended and Restated Non-Employee Director Stock Option Plan (the "Plan") of Energy Ventures, Inc., a Delaware corporation (the "Company"), is adopted for the benefit of the directors of the Company who at the time of their service are not employees of the Company or any of its subsidiaries ("Non-Employee Directors"), and is intended to advance the interests of the Company by providing the Non-Employee Directors with additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

     2. Administration. The Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee"), the members of which shall consist solely of directors who are employees of the Company. For the purposes of the Plan, a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. Except as otherwise expressly provided for herein, all questions of interpretation and application of the Plan, or as to options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. Notwithstanding the above, the selection of Non-Employee Directors to whom Options are to be granted, the number of shares subject to any Option, the exercise price of any Option and the term of any Option shall be as hereinafter provided and the Committee shall have no discretion as to such matters.

     3. Option Shares. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $1.00 par value (or such other par value as may be designated by act of the Company's stockholders) (the "Common Stock"). The total amount of the Common Stock with respect to which Options may be granted shall not exceed in the aggregate 500,000 shares; provided, that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 12 hereof. Such shares may be treasury shares or authorized but unissued shares.

     In the event that any outstanding Option for any reason shall expire or terminate by reason of the death of the optionee or the fact that the optionee ceases to be a director, the surrender of any such Option, or any other cause, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

     4. Grant of Options. Subject to the provisions of Paragraph 16 and the availability under the Plan of a sufficient number of shares of Common Stock that may be issuable upon the exercise of outstanding Options, there shall be granted the following Options:

     (a) To each Non-Employee Director as the date he is first elected as a director of the Company, an Option to purchase 5,000 shares of Common Stock at a purchase price per share of Common Stock (the "Option Price") equal to the fair market value of the Common Stock as defined in Paragraph 7 hereof as of the date of grant; and

    (b) Commencing on the date of the Annual Meeting of Stockholders of the Company held in 1994 to each Non-Employee Director as of the date he is reelected as a director of the Company, an Option to purchase 5,000 shares of Common Stock at an Option Price equal to the fair market value of the Common Stock as defined in Paragraph 7 hereof as of the date of grant.

No Option shall be granted pursuant to the Plan after May 12, 2005.

     5. Duration of Options. Each Option granted under the Plan shall be exercisable for a term of ten years from the date of grant, subject to earlier termination as provided in Paragraph 9 hereof.

     6. Amount Exercisable. Each Option granted pursuant to the Plan shall not be exercisable for a period of one year from the date of grant. After such time, such Option shall be fully vested and exercisable throughout the term of the Option. Notwithstanding the foregoing, no Option granted by virtue of the amendments effected by this Plan shall be exercisable for a period of six months following stockholder approval of such amendments.

     7. Exercise of Options. An optionee may exercise such optionee's Option by delivering to the Company a written notice stating (i) that such optionee wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of stock with respect to which such Option is to be exercised,
(iii) the address to which the certificate representing such shares of stock should be mailed, and (iv) the social security number of such optionee. In order to be effective, such written notice shall be accompanied by (i) payment of the Option Price of such shares of stock and (ii) if applicable, payment of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option. Each such payment shall be made by cashier's check drawn on a national banking association and payable to the order of the Company in United States dollars.

     If, at the time of receipt by the Company of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option Price of such shares of stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of stock for the purpose of enabling such optionee to exercise such Option is otherwise permitted by applicable law and without any vote or consent of any stockholder of the Company, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board of Directors of the Company authorizing the acquisition by the Company of its own shares of stock for such purpose, then such optionee may deliver to the Company, in payment of the Option Price of the shares of stock with respect to which such Option is exercised, (x) certificates registered in the name of such optionee that represent a number of shares of stock legally and beneficially owned by such optionee (free of all liens, claims and encumbrances of every kind) and having a fair market value on the date of receipt by the Company of such written notice that is not greater than the Option Price of the shares of stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association (or, in lieu of such certificates, other arrangements for the transfer of such shares to the Company which are satisfactory to the Company) and (y) if the Option Price of the shares of stock with respect to which such Options are to be exercised exceeds such fair market value, a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the amount of such excess plus the amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares of stock in payment of the Option Price of the shares of stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of stock that were received by the Company with such written notice shall be returned to such optionee, together with notice by the Company to such optionee of the refusal of the Committee to accept such shares of stock. The

Company may, at its option and upon approval by the Board of Directors of the Company, retain shares of Common Stock which would otherwise be issued upon exercise of an Option to satisfy any withholding tax liability that may result from the exercise of such Option, which shares shall be valued for such purpose at their then fair market value. If, at the expiration of seven business days after the delivery to such optionee of such written notice from the Company, such optionee shall not have delivered to the Company a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option Price of the shares of stock with respect to which such Option is to be exercised, such written notice from the optionee to the Company shall be ineffective to exercise such Option.

     As promptly as practicable after the receipt by the Company of (i) such written notice from the optionee, (ii) payment, in the form required by the foregoing provisions of this Paragraph 7, of the Option Price of the shares of stock with respect to which such Option is to be exercised, and (iii) payment, if required, in the form required by the foregoing provisions of this Paragraph 7, of an amount necessary to satisfy any withholding tax liability that may result from the exercise of such Option, a certificate representing the number of shares of stock with respect to which such Option has been so exercised, reduced, to the extent applicable by the number of shares retained by the Company to pay any required withholding tax, such certificate to be registered in the name of such optionee, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to such optionee at the address specified for such purpose in such written notice from the optionee to the Company.

     For purposes of this Paragraph 7, the "fair market value" of a share of stock as of any particular date shall mean the closing sale price of a share of Common Stock on that date as reported by the principal national securities exchange on which the Common Stock is listed if the Common Stock is then listed on a national securities exchange, or if the Common Stock is not so listed, the average of the bid and asked price of a share of Common Stock on that date and reported in the National Association of Securities Dealers Automated Quotation system (the "NASDAQ System"); provided that if no such closing price or quotes are so reported on that date or if in the discretion of the Committee another means of determining the fair market value of a share of stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value.

     8. Transferability of Options. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

     9. Termination. Except as may be otherwise expressly provided herein, each Option, to the extent it shall not previously have been exercised, shall terminate on the earlier of the following:

      (a) On the last day within the three month period commencing on the date on which the optionee ceases to be a member of the Company's Board of Directors, for any reason other than the death, disability or retirement of the optionee, during which period the optionee shall be entitled to exercise all Options fully vested as described in Paragraph 6 by the optionee on which the optionee ceased on the date on which the optionee ceased be a member of the Company's Board of Directors;

      (b) On the last day within the one year period commencing on the date on which the optionee ceases to be a member of the Company's Board of Directors because of permanent disability, during which period the optionee shall be entitled to exercise all Options fully vested as described in Paragraph 6 by the optionee on the date on which the optionee ceased to be a member of the Company's Board of Directors because of such disability;

      (c) On the last day within the one year period commencing on the date of the optionee's death while serving as a member of the Company's Board of Directors, during which period the executor or administrator of the optionee's estate or the person or persons to whom the optionee's Option shall have been transferred by will or the laws of descent or distribution, shall be entitled to exercise all Options in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised such Options on the date of his death;

      (d) On the last day within the one year period commencing on the date an optionee who has had at least five years of service on the Board of Directors of the Company retires from the Board of Directors of the Company, during which period the optionee, or the executor or administrator of the optionee's estate or the person or persons to whom such Option shall have been transferred by the will or the laws of descent or distribution in the event of the optionee's death within such one year period, as the case may be, shall be entitled to exercise all Options in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised such Options on the date of such retirement; and

      (e) Ten years after the date of grant of such Option.

          10. Requirements of Law. The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or the Company of any provisions of any law or regulation of any governmental authority. Each Option granted under the Plan shall be subject to the requirements that, if at any time the Board of Directors of the Company or the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. If required at any time by the Board of Directors or the Committee, an Option may not be exercised until the optionee has delivered an investment letter to the Company. In addition, specifically in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of any Option, the Company shall not be required to issue the underlying shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Committee to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory, in form and substance to the Corporation, that registration is not required for such sale or transfer."

The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) and, in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

          11. No Rights as Stockholder. No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 12 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

          12. Changes in the Company's Capital Structure. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          If the Company shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Company on, its Common Stock, or other increase or reduction of the number of shares of the Common Stock without receiving consideration therefor in money, services, or property, or the reclassification of its Common Stock, in whole or in part, into other equity securities of the Company, then (a) the number, class and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted (or in the case of the issuance of equity securities as a dividend on, or in a reclassification of, the Common Stock, the Options shall extend to such other securities) in such a manner as to entitle an optionee to receive, upon exercise of an Option, for the same aggregate cash compensation, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) he would have held after such adjustment if he had exercised his Option in full immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining stockholders to be affected by such adjustment; and
(b) the number and class of shares then reserved for issuance under the Plan (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) shall be adjusted by substituting for the total number and class of shares of stock then received, the number and class or classes of shares of stock (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment. Comparable rights shall accrue to each optionee in the event of successive subdivisions, consolidations, capital adjustment, dividends or reclassifications of the character described above.

          If the Company shall distribute to all holders of its shares of Common Stock (including any such distribution made to non-dissenting stockholders in connection with a consolidation or merger in which the Company is the surviving corporation and in which holders of shares of Common Stock continue to hold shares of Common Stock after such merger or consolidation) evidences of indebtedness or cash or other assets (other than cash dividends payable out of consolidated retained earnings not in excess of, in any one year period, the greater of (a) $1.00 per share of Common Stock and (b) two times the aggregate amount of dividends per share paid during the preceding calendar year and dividends or distributions payable in shares of Common Stock or other equity securities of the Company described in the immediately preceding paragraph), then in each case the Option Price shall be adjusted by reducing the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by the fair market value, as determined in good faith by the Board of Directors of the Company (whose determination shall be described in a statement filed in the Company's corporate records and be available for inspection by any holder of an Option) of the portion of the evidence of indebtedness or cash or other assets so to be distributed applicable to one share of Common Stock; provided that in no event shall the Option Price be less than the par value of a share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of the distribution retroactive to the record date for the determination of the stockholders entitled to receive such distribution. Comparable adjustments shall be made in the event of successive distributions of the character described above.

          After the Company shall make a tender offer for, or grant to all of its holders of its shares of Common Stock the right to require the Company to acquire from such stockholders shares of, Common Stock, at a price in excess of the Current Market Price (a "Put Right") or the Company shall grant to all of its holders of its shares of Common Stock the right to acquire shares of Common Stock for less than the Current Market Price (a "Purchase Right") then, in the case of a Put Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such Put Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding minus the number of shares of Common Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Put Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Put Rights are exercised; and, in the case of a Purchase Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of the stockholders entitled to receive such Purchase Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding plus the number of shares of Common Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Purchase Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Purchase Rights are exercised. In addition, the number of shares subject to the Option shall be increased by multiplying the number of shares then subject to the Option by a fraction which is the inverse of the fraction used to adjust the Option Price. Notwithstanding the foregoing if any such Put Rights or Purchase Rights shall terminate without being exercised, the Option Price and number of shares subject to Option shall be appropriately readjusted to reflect the Option Price and number of shares subject to the Option which would have been in effect if such unexercised Rights had never existed. Comparable adjustments shall be made in the event of successive transactions of the character described above.

          After the merger of one or more corporations into the Company, after any consolidation of the Company and one or more corporations, or after any other corporate transaction described in Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code") in which the Company shall be the surviving corporation, each optionee, at no additional cost, shall be entitled to receive, upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the number and class of shares of stock or other equity securities to which the optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such optionee had been a holder of a number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised and, if as a result of such merger, consolidation or other transaction, the holders of Common Stock are not entitled to receive any shares of Common Stock pursuant to the terms thereof, each optionee, at no additional cost, shall be entitled to receive, upon exercise of his Option, such other assets and property, including cash, to which he would have been entitled if at the time of such merger, consolidation or other transaction he had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised. Comparable rights shall accrue to each optionee in the event of successive mergers or consolidations of the character described above.

          After a merger of the Company into one or more corporations, after any consolidation of the Company and any one or more corporations, or after any other corporate transaction described in Section 424(a) of the Code in which the Company is not the surviving corporation, each optionee shall, at no additional cost, be entitled at the option of the surviving corporation, (i) to have his then existing Option assumed or to have a new option substituted for the existing Option by the surviving corporation to the transaction which is then employing him, or a parent or subsidiary of such corporation, on a basis where the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such option is equal to the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate option price of such shares, provided that the shares subject to the new option must be traded on the New York Stock Exchange or the American Stock Exchange or quoted on the NASDAQ, or (ii) to receive upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the securities, property and other assets, including cash, to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation or the agreement giving rise to the other corporate transaction if at the time of such merger, consolidation or other transaction such optionee had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised.

          If a corporate transaction described in Section 424(a) of the Code which involves the Company is to take place and there is to be no surviving corporation while an Option remains in whole or in part unexercised, it shall be cancelled by the Board of Directors as of the effective date of any such corporate transaction but before the date each optionee shall be provided with a notice of such cancellation and each optionee shall have the right to exercise such Option in full (without regard to any limitations set forth in or imposed pursuant to Paragraph 9 of the Plan) to the extent it is then still unexercised during a 30-day period preceding the effective date of such corporate transaction.

          For purposes of this Paragraph 12, "Current Market Price per share of Common Stock" shall mean the closing price of a share of Common Stock on the principal national securities exchange on which the Common Stock is listed or, if the Common Stock is not so listed, the average bid and asked price of a share of Common Stock as reported in the NASDAQ System, in each case on the trading day immediately preceding the first trading day on which, as a result of the establishment of a record date or otherwise, the trading price reflects that an acquiror of Common Stock in the public market will not participate in or receive the payment of any applicable dividend or distribution.

          Except a hereinbefore expressly provided, the issue by the Company of shares of Common Stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

          13. Amendment or Termination of Plan. The Board of Directors may modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of a majority of the outstanding shares of voting stock, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, the Board of Directors may not (a) change the aggregate number of shares which may be issued under Options pursuant to the provisions of the Plan; (b) reduce the option price permitted for the Options; (c) extend the term during which an option may be exercised or the termination date of the Plan; or (d) materially increase any other benefits accruing to directors under the Plan or materially modify the requirements as to eligibility for participation in the Plan unless, in each such case, the Board of Directors of the Company shall have obtained an opinion of legal counsel to the effect that stockholder approval of the amendment is not required (i) by law, (ii) by the applicable rules and regulations of, or any agreement with, any national securities exchange that the Common Stock is then listed on or if the Common Stock is not so listed, the rules and regulations, or any agreement with, the National Association of Securities Dealers, Inc., and (iii) in order to make available to the optionee with respect to any option granted under the Plan, the benefits of Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, or any similar or successor rule. In addition, the terms of the Plan relating to the number of shares that may be subject to an Option, the times at which Options shall be granted, and the means by which the Option Price for Options granted is to be determined shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.

          14. Written Agreement. Each Option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the optionee and by the appropriate officer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

          15. Indemnification of Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled to as a matter of law, contract, or otherwise. Nothing in this Section 15 shall be construed to limit or otherwise affect any right to indemnification, or payment of expense, or any provisions limiting the liability of any officer or director of the Company or any member of the Committee, provided by law, the Certificate of Incorporation of the Company or otherwise.

          16. Effective Date of Plan. The amendments effected by this Amended and Restated Non-Employee Director Stock Option Plan shall be deemed to have been adopted and effective on May 12, 1994, when and if approved by the holders of a majority of the outstanding shares of voting stock of the Company at the Company's Annual Meeting of Stockholders to be held in 1995.

                             ENERGY VENTURES, INC.
                             AMENDED AND RESTATED
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     1. Purpose. This Amended and Restated Non-Employee Director Stock Option Plan (the "Plan") of Energy Ventures, Inc., a Delaware corporation (the "Company"), is adopted for the benefit of the directors of the Company who at the time of their service are not employees of the Company or any of its subsidiaries ("Non-Employee Directors"), and is intended to advance the interests of the Company by providing the Non-Employee Directors with additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

     2. Administration. The Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee"), the members of which shall consist solely of directors who are employees of the Company. For the purposes of the Plan, a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. Except as otherwise expressly provided for herein, all questions of interpretation and application of the Plan, or as to options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. Notwithstanding the above, the selection of Non-Employee Directors to whom Options are to be granted, the number of shares subject to any Option, the exercise price of any Option and the term of any Option shall be as hereinafter provided and the Committee shall have no discretion as to such matters.

     3. Option Shares. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $1.00 par value (or such other par value as may be designated by act of the Company's stockholders) (the "Common Stock"). The total amount of the Common Stock with respect to which Options may be granted shall not exceed in the aggregate 500,000 shares; provided, that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 12 hereof. Such shares may be treasury shares or authorized but unissued shares.

     In the event that any outstanding Option for any reason shall expire or terminate by reason of the death of the optionee or the fact that the optionee ceases to be a director, the surrender of any such Option, or any other cause, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

     4. Grant of Options. Subject to the provisions of Paragraph 16 and the availability under the Plan of a sufficient number of shares of Common Stock that may be issuable upon the exercise of outstanding Options, there shall be granted the following Options:

     (a) To each Non-Employee Director as the date he is first elected as a director of the Company, an Option to purchase 5,000 shares of Common Stock at a purchase price per share of Common Stock (the "Option Price") equal to the fair market value of the Common Stock as defined in Paragraph 7 hereof as of the date of grant; and

    (b) Commencing on the date of the Annual Meeting of Stockholders of the Company held in 1994 to each Non-Employee Director as of the date he is reelected as a director of the Company, an Option to purchase 5,000 shares of Common Stock at an Option Price equal to the fair market value of the Common Stock as defined in Paragraph 7 hereof as of the date of grant.

No Option shall be granted pursuant to the Plan after May 12, 2005.

     5. Duration of Options. Each Option granted under the Plan shall be exercisable for a term of ten years from the date of grant, subject to earlier termination as provided in Paragraph 9 hereof.

     6. Amount Exercisable. Each Option granted pursuant to the Plan shall not be exercisable for a period of one year from the date of grant. After such time, such Option shall be fully vested and exercisable throughout the term of the Option. Notwithstanding the foregoing, no Option granted by virtue of the amendments effected by this Plan shall be exercisable for a period of six months following stockholder approval of such amendments.

     7. Exercise of Options. An optionee may exercise such optionee's Option by delivering to the Company a written notice stating (i) that such optionee wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of stock with respect to which such Option is to be exercised,
(iii) the address to which the certificate representing such shares of stock should be mailed, and (iv) the social security number of such optionee. In order to be effective, such written notice shall be accompanied by (i) payment of the Option Price of such shares of stock and (ii) if applicable, payment of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option. Each such payment shall be made by cashier's check drawn on a national banking association and payable to the order of the Company in United States dollars.

     If, at the time of receipt by the Company of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option Price of such shares of stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of stock for the purpose of enabling such optionee to exercise such Option is otherwise permitted by applicable law and without any vote or consent of any stockholder of the Company, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board of Directors of the Company authorizing the acquisition by the Company of its own shares of stock for such purpose, then such optionee may deliver to the Company, in payment of the Option Price of the shares of stock with respect to which such Option is exercised, (x) certificates registered in the name of such optionee that represent a number of shares of stock legally and beneficially owned by such optionee (free of all liens, claims and encumbrances of every kind) and having a fair market value on the date of receipt by the Company of such written notice that is not greater than the Option Price of the shares of stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association (or, in lieu of such certificates, other arrangements for the transfer of such shares to the Company which are satisfactory to the Company) and (y) if the Option Price of the shares of stock with respect to which such Options are to be exercised exceeds such fair market value, a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the amount of such excess plus the amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares of stock in payment of the Option Price of the shares of stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of stock that were received by the Company with such written notice shall be returned to such optionee, together with notice by the Company to such optionee of the refusal of the Committee to accept such shares of stock. The

Company may, at its option and upon approval by the Board of Directors of the Company, retain shares of Common Stock which would otherwise be issued upon exercise of an Option to satisfy any withholding tax liability that may result from the exercise of such Option, which shares shall be valued for such purpose at their then fair market value. If, at the expiration of seven business days after the delivery to such optionee of such written notice from the Company, such optionee shall not have delivered to the Company a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option Price of the shares of stock with respect to which such Option is to be exercised, such written notice from the optionee to the Company shall be ineffective to exercise such Option.

     As promptly as practicable after the receipt by the Company of (i) such written notice from the optionee, (ii) payment, in the form required by the foregoing provisions of this Paragraph 7, of the Option Price of the shares of stock with respect to which such Option is to be exercised, and (iii) payment, if required, in the form required by the foregoing provisions of this Paragraph 7, of an amount necessary to satisfy any withholding tax liability that may result from the exercise of such Option, a certificate representing the number of shares of stock with respect to which such Option has been so exercised, reduced, to the extent applicable by the number of shares retained by the Company to pay any required withholding tax, such certificate to be registered in the name of such optionee, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to such optionee at the address specified for such purpose in such written notice from the optionee to the Company.

     For purposes of this Paragraph 7, the "fair market value" of a share of stock as of any particular date shall mean the closing sale price of a share of Common Stock on that date as reported by the principal national securities exchange on which the Common Stock is listed if the Common Stock is then listed on a national securities exchange, or if the Common Stock is not so listed, the average of the bid and asked price of a share of Common Stock on that date and reported in the National Association of Securities Dealers Automated Quotation system (the "NASDAQ System"); provided that if no such closing price or quotes are so reported on that date or if in the discretion of the Committee another means of determining the fair market value of a share of stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value.

     8. Transferability of Options. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

     9. Termination. Except as may be otherwise expressly provided herein, each Option, to the extent it shall not previously have been exercised, shall terminate on the earlier of the following:

      (a) On the last day within the three month period commencing on the date on which the optionee ceases to be a member of the Company's Board of Directors, for any reason other than the death, disability or retirement of the optionee, during which period the optionee shall be entitled to exercise all Options fully vested as described in Paragraph 6 by the optionee on which the optionee ceased on the date on which the optionee ceased be a member of the Company's Board of Directors;

      (b) On the last day within the one year period commencing on the date on which the optionee ceases to be a member of the Company's Board of Directors because of permanent disability, during which period the optionee shall be entitled to exercise all Options fully vested as described in Paragraph 6 by the optionee on the date on which the optionee ceased to be a member of the Company's Board of Directors because of such disability;

      (c) On the last day within the one year period commencing on the date of the optionee's death while serving as a member of the Company's Board of Directors, during which period the executor or administrator of the optionee's estate or the person or persons to whom the optionee's Option shall have been transferred by will or the laws of descent or distribution, shall be entitled to exercise all Options in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised such Options on the date of his death;

      (d) On the last day within the one year period commencing on the date an optionee who has had at least five years of service on the Board of Directors of the Company retires from the Board of Directors of the Company, during which period the optionee, or the executor or administrator of the optionee's estate or the person or persons to whom such Option shall have been transferred by the will or the laws of descent or distribution in the event of the optionee's death within such one year period, as the case may be, shall be entitled to exercise all Options in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised such Options on the date of such retirement; and

      (e) Ten years after the date of grant of such Option.

          10. Requirements of Law. The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or the Company of any provisions of any law or regulation of any governmental authority. Each Option granted under the Plan shall be subject to the requirements that, if at any time the Board of Directors of the Company or the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. If required at any time by the Board of Directors or the Committee, an Option may not be exercised until the optionee has delivered an investment letter to the Company. In addition, specifically in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of any Option, the Company shall not be required to issue the underlying shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Committee to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory, in form and substance to the Corporation, that registration is not required for such sale or transfer."

The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) and, in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

          11. No Rights as Stockholder. No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 12 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

          12. Changes in the Company's Capital Structure. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          If the Company shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Company on, its Common Stock, or other increase or reduction of the number of shares of the Common Stock without receiving consideration therefor in money, services, or property, or the reclassification of its Common Stock, in whole or in part, into other equity securities of the Company, then (a) the number, class and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted (or in the case of the issuance of equity securities as a dividend on, or in a reclassification of, the Common Stock, the Options shall extend to such other securities) in such a manner as to entitle an optionee to receive, upon exercise of an Option, for the same aggregate cash compensation, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) he would have held after such adjustment if he had exercised his Option in full immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining stockholders to be affected by such adjustment; and
(b) the number and class of shares then reserved for issuance under the Plan (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) shall be adjusted by substituting for the total number and class of shares of stock then received, the number and class or classes of shares of stock (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment. Comparable rights shall accrue to each optionee in the event of successive subdivisions, consolidations, capital adjustment, dividends or reclassifications of the character described above.

          If the Company shall distribute to all holders of its shares of Common Stock (including any such distribution made to non-dissenting stockholders in connection with a consolidation or merger in which the Company is the surviving corporation and in which holders of shares of Common Stock continue to hold shares of Common Stock after such merger or consolidation) evidences of indebtedness or cash or other assets (other than cash dividends payable out of consolidated retained earnings not in excess of, in any one year period, the greater of (a) $1.00 per share of Common Stock and (b) two times the aggregate amount of dividends per share paid during the preceding calendar year and dividends or distributions payable in shares of Common Stock or other equity securities of the Company described in the immediately preceding paragraph), then in each case the Option Price shall be adjusted by reducing the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by the fair market value, as determined in good faith by the Board of Directors of the Company (whose determination shall be described in a statement filed in the Company's corporate records and be available for inspection by any holder of an Option) of the portion of the evidence of indebtedness or cash or other assets so to be distributed applicable to one share of Common Stock; provided that in no event shall the Option Price be less than the par value of a share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of the distribution retroactive to the record date for the determination of the stockholders entitled to receive such distribution. Comparable adjustments shall be made in the event of successive distributions of the character described above.

          After the Company shall make a tender offer for, or grant to all of its holders of its shares of Common Stock the right to require the Company to acquire from such stockholders shares of, Common Stock, at a price in excess of the Current Market Price (a "Put Right") or the Company shall grant to all of its holders of its shares of Common Stock the right to acquire shares of Common Stock for less than the Current Market Price (a "Purchase Right") then, in the case of a Put Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such Put Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding minus the number of shares of Common Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Put Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Put Rights are exercised; and, in the case of a Purchase Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of the stockholders entitled to receive such Purchase Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding plus the number of shares of Common Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Purchase Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Purchase Rights are exercised. In addition, the number of shares subject to the Option shall be increased by multiplying the number of shares then subject to the Option by a fraction which is the inverse of the fraction used to adjust the Option Price. Notwithstanding the foregoing if any such Put Rights or Purchase Rights shall terminate without being exercised, the Option Price and number of shares subject to Option shall be appropriately readjusted to reflect the Option Price and number of shares subject to the Option which would have been in effect if such unexercised Rights had never existed. Comparable adjustments shall be made in the event of successive transactions of the character described above.

          After the merger of one or more corporations into the Company, after any consolidation of the Company and one or more corporations, or after any other corporate transaction described in Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code") in which the Company shall be the surviving corporation, each optionee, at no additional cost, shall be entitled to receive, upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the number and class of shares of stock or other equity securities to which the optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such optionee had been a holder of a number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised and, if as a result of such merger, consolidation or other transaction, the holders of Common Stock are not entitled to receive any shares of Common Stock pursuant to the terms thereof, each optionee, at no additional cost, shall be entitled to receive, upon exercise of his Option, such other assets and property, including cash, to which he would have been entitled if at the time of such merger, consolidation or other transaction he had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised. Comparable rights shall accrue to each optionee in the event of successive mergers or consolidations of the character described above.

          After a merger of the Company into one or more corporations, after any consolidation of the Company and any one or more corporations, or after any other corporate transaction described in Section 424(a) of the Code in which the Company is not the surviving corporation, each optionee shall, at no additional cost, be entitled at the option of the surviving corporation, (i) to have his then existing Option assumed or to have a new option substituted for the existing Option by the surviving corporation to the transaction which is then employing him, or a parent or subsidiary of such corporation, on a basis where the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such option is equal to the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate option price of such shares, provided that the shares subject to the new option must be traded on the New York Stock Exchange or the American Stock Exchange or quoted on the NASDAQ, or (ii) to receive upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the securities, property and other assets, including cash, to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation or the agreement giving rise to the other corporate transaction if at the time of such merger, consolidation or other transaction such optionee had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised.

          If a corporate transaction described in Section 424(a) of the Code which involves the Company is to take place and there is to be no surviving corporation while an Option remains in whole or in part unexercised, it shall be cancelled by the Board of Directors as of the effective date of any such corporate transaction but before the date each optionee shall be provided with a notice of such cancellation and each optionee shall have the right to exercise such Option in full (without regard to any limitations set forth in or imposed pursuant to Paragraph 9 of the Plan) to the extent it is then still unexercised during a 30-day period preceding the effective date of such corporate transaction.

          For purposes of this Paragraph 12, "Current Market Price per share of Common Stock" shall mean the closing price of a share of Common Stock on the principal national securities exchange on which the Common Stock is listed or, if the Common Stock is not so listed, the average bid and asked price of a share of Common Stock as reported in the NASDAQ System, in each case on the trading day immediately preceding the first trading day on which, as a result of the establishment of a record date or otherwise, the trading price reflects that an acquiror of Common Stock in the public market will not participate in or receive the payment of any applicable dividend or distribution.

          Except a hereinbefore expressly provided, the issue by the Company of shares of Common Stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

          13. Amendment or Termination of Plan. The Board of Directors may modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of a majority of the outstanding shares of voting stock, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, the Board of Directors may not (a) change the aggregate number of shares which may be issued under Options pursuant to the provisions of the Plan; (b) reduce the option price permitted for the Options; (c) extend the term during which an option may be exercised or the termination date of the Plan; or (d) materially increase any other benefits accruing to directors under the Plan or materially modify the requirements as to eligibility for participation in the Plan unless, in each such case, the Board of Directors of the Company shall have obtained an opinion of legal counsel to the effect that stockholder approval of the amendment is not required (i) by law, (ii) by the applicable rules and regulations of, or any agreement with, any national securities exchange that the Common Stock is then listed on or if the Common Stock is not so listed, the rules and regulations, or any agreement with, the National Association of Securities Dealers, Inc., and (iii) in order to make available to the optionee with respect to any option granted under the Plan, the benefits of Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, or any similar or successor rule. In addition, the terms of the Plan relating to the number of shares that may be subject to an Option, the times at which Options shall be granted, and the means by which the Option Price for Options granted is to be determined shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.

          14. Written Agreement. Each Option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the optionee and by the appropriate officer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

          15. Indemnification of Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled to as a matter of law, contract, or otherwise. Nothing in this Section 15 shall be construed to limit or otherwise affect any right to indemnification, or payment of expense, or any provisions limiting the liability of any officer or director of the Company or any member of the Committee, provided by law, the Certificate of Incorporation of the Company or otherwise.

          16. Effective Date of Plan. The amendments effected by this Amended and Restated Non-Employee Director Stock Option Plan shall be deemed to have been adopted and effective on May 12, 1994, when and if approved by the holders of a majority of the outstanding shares of voting stock of the Company at the Company's Annual Meeting of Stockholders to be held in 1995.

                             ENERGY VENTURES, INC.
                           PROXY FOR ANNUAL MEETING
                                 MAY 19, 1995

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Energy Ventures, Inc. (the "Company") hereby appoints BERNARD J. DUROC-DANNER and JAMES G. KILEY as Proxies, each with power to act without the other and with full power of substitution, for the undersigned to vote all shares of Common Stock of the Company of undersigned at the Annual Meeting of Stockholders of the Company to be held on May 19, 1995, or at any adjournment(s) thereof, on the following matters more particularly described in the Proxy Statement dated April 11, 1995:

1. ELECTION OF THE FOLLOWING NOMINEES, AS SET FORTH IN THE PROXY STATEMENT:

   / / FOR all nominees listed                   / / WITHHOLD all nominees
       (except as marked to the                      listed
       contrary below)

   DAVID J. BUTTERS, BERNARD J. DUROC-DANNER, URIEL E. DUTTON, ELIOT M. FRIED, ROBERT B. MILLARD AND ROBERT A. RAYNE.

   INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

   -----------------------------------------------------------------------------

2. Amendments to the Company's Non-Employee Director Stock Option Plan:

   / / FOR              / / AGAINST             / / ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES LISTED ABOVE AND FOR approval of the amendments to the Company's Non-Employee Director Stock Option Plan.








Receipt is hereby acknowledged of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 11, 1995 and the Annual Report of Energy Ventures, Inc. for the year ended December 31, 1994.


                                        DATED:                          , 1995
                                              --------------------------

                                        --------------------------------------

                                        --------------------------------------
                                        (Note: Please sign exactly as your name
                                        appears hereon. Executors,
                                        administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)

                                        PLEASE MARK, SIGN, DATE AND RETURN THIS
                                        PROXY USING THE ENCLOSED ENVELOPE.